INCOME TAXES (Schedule of Deferred Tax Balances) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Current	$ 504	$ 430
Non-current	80	27
Deferred tax assets, total	584	457
Deferred tax liabilities
Current	(534)	(295)
Non-current	(3,189)	(2,840)
Deferred tax liabilities, total	(3,723)	(3,135)
Deferred tax liabilities, net	$ (3,139)	$ (2,678)